                                                                    EXHIBIT 10.6

                                                               EXECUTION VERSION

                      SECURITY TRUSTEE AGREEMENT [ENGINES]

                          Dated as of September 3, 2004

                                     between

                           WELLS FARGO BANK NORTHWEST,
                              NATIONAL ASSOCIATION
                         not in its individual capacity,
                       except as expressly stated herein,
                         but solely as Security Trustee

                                       and

                    THE PERSONS NAMED HEREIN AS BENEFICIARIES

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
SECTION 1.        Definitions..................................................................................    1

SECTION 2.        Authorization and Action.....................................................................    1

SECTION 3.        Limitation on Liability......................................................................    2

SECTION 4.        Resignation and Removal......................................................................    3

SECTION 5.        Action by Security Trustee Upon Request of Beneficiaries.....................................    4

SECTION 6.        Security Trustee Entitled to Receive Opinion of Security Trustee's Counsel...................    5

SECTION 7.        Compensation.................................................................................    5

SECTION 8.        Appointment of Security Co-Trustee(s)........................................................    5

SECTION 9.        Trust Company Representations and Warranties.................................................    5

SECTION 10.       Distributions................................................................................    6

SECTION 11.       Miscellaneous................................................................................    7

Schedule 1 - Beneficiaries

Schedule 2 - Addresses for Notice

Schedule 3 - Engine Collateral

                                      (i)

            THIS SECURITY TRUSTEE AGREEMENT [ENGINES] (the "Security Trustee Agreement") is dated as of September 3, 2004, between Wells Fargo Bank Northwest, National Association, not in its individual capacity, except as expressly stated herein, but solely as Security Trustee (the "Security Trustee") and the Persons named as Beneficiaries on Schedule 1 hereto (together with Affiliates, their respective successors and assigns, collectively, the "Beneficiaries" and each a "Beneficiary").

            WHEREAS:

            A. Reference is hereby made to the Payment and Indemnity Agreement [Engines] dated as of the date hereof (the "AWA Payment & Indemnity Agreement") of America West Airlines, Inc. (the "Obligor") in favor of the Beneficiaries and the Security Trustee.

            B. Reference is hereby made to the Subordinated Engine Mortgage and Security Agreement and the related supplements entered into on or after the date hereof (the "Mortgage") by the Obligor in favor of the Security Trustee with respect to the Engine Collateral.

            NOW, THEREFORE, in consideration of the agreements herein and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:

            SECTION 1. Definitions. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Mortgage or the Payment & Indemnity Agreement. The following terms, as used herein, have the following meanings:

            "Engine Collateral" means the engines listed on Schedule 3 hereto (and any replacements thereto pursuant to the terms of the Mortgage).

            "Event of Default" has the meaning assigned to such term in the Mortgage.

            "Operative Documents" means this Security Trustee Agreement, the Payment & Indemnity Agreement and the Mortgage.

            "Person" has the meaning assigned to in the Mortgage.

            "Required Beneficiaries" means General Electric Capital Corporation or its successors or assigns.

            SECTION 2. Authorization and Action. (a) Each Beneficiary hereby appoints the Security Trustee as its security trustee and agent and authorizes the Security Trustee to take such action as the Security Trustee on such Beneficiary's behalf and to exercise such powers under this Security Trustee Agreement, the other Operative Documents as are delegated to the Security Trustee by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Security Trustee hereby accepts such appointment. As to any matters not expressly provided for by this Security Trustee Agreement and the other Operative Documents, the Security Trustee shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Beneficiaries, and such instructions shall be binding upon all Beneficiaries; provided, however, that the Security Trustee shall not be required to take any action which exposes the Security Trustee to personal liability or which is contrary to this Security Trustee Agreement or applicable Law. The Security Trustee agrees to give to each Beneficiary (or its designated agent) prompt notice of each notice given to it pursuant to any Operative Document.

            (b) No trust relationship between the Security Trustee and the Beneficiaries, nor any other Person, is created or intended to be created by this Security Trustee Agreement rather the Security Trustee is solely the agent of the Beneficiaries for purposes of the collateral granted pursuant to the Mortgage which secures the obligations of Obligor under the Operative Documents. The Security Trustee shall have only those powers, duties and obligations as are expressly set forth in the Operative Documents.

            SECTION 3. Limitation on Liability. (a) Except for the liability of Wells Fargo Bank Northwest, National Association (the "Trust Company") for the Trust Company's representations and warranties in Section 9, and for its own gross negligence and willful misconduct, it is expressly understood and agreed by the parties hereto that (i) this Security Trustee Agreement is executed and delivered by the Trust Company, not in its individual capacity but solely as Security Trustee in the exercise of the powers and authority conferred and vested in it as the Security Trustee, (ii) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any obligation of the Security Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the parties to this Security Trustee Agreement and by any Person claiming by, through or under the parties to this Security Trustee Agreement and (iii) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Security Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Security Trustee under this Security Trustee Agreement and the other Operative Documents.

            (b) The recitals and preliminary statements in the Operative Documents shall be taken as statements by the party or parties thereto (other than the Security Trustee), and shall not be considered as made by, or as imposing any obligation or liability upon, the Security Trustee, nor shall the Security Trustee be held responsible for the value of the Engine Collateral or for the legality or validity of the Operative Documents, any supplement to any of the above or any instrument of further assurance except that, as to each of the above to which the Security Trustee is a party, it is executed and delivered by the Security Trustee, and that the officer or officers executing and delivering the same have been duly authorized to do so on behalf of the Security Trustee. No representation or warranty respecting the rights or remedies of the Beneficiaries, the Security Trustee's right, title, interest, claim or demand in or to the Engine Collateral or the condition thereof or the sufficiency of the security for the Operative Documents is made or implied by the Security Trustee's execution and delivery hereof or any Operative Document.

            (c) Whenever pursuant to the terms of this Security Trustee Agreement or the Operative Documents, the Security Trustee is obliged to distribute any sum of money to the registered Beneficiaries or to any other Person, it is understood that such obligations are undertaken by it in its capacity as Security Trustee hereunder, and not in its individual capacity, and that such payment and disbursement are to be made only from the income and proceeds of any Engine Collateral and any other security granted pursuant to the Operative Documents and only to the extent that the Security Trustee has in its hands sufficient income or proceeds from such Engine Collateral or other security to make such payment or distribution.

            (d) The Security Trustee shall not be required to take notice or be deemed to have knowledge of any Event of Default, unless the Security Trustee shall have actual knowledge thereof or shall receive from a Beneficiary, notice stating that the same has occurred and is continuing, and specifying the same, and in the absence of such notice the Security Trustee may conclusively assume that the same does not exist, except as aforesaid.

            (e) The Security Trustee shall not be subject to any liability whatsoever to a Beneficiary or any other Person, in tort, contract or otherwise, in connection with any matter arising from the exercise by the Security Trustee of any powers or authorities conferred hereunder or for the acts, omissions, receipts, neglects or defaults of any Person employed or engaged by it as permitted hereunder or for any loss or damage occasioned by an error in judgment or oversight on the part of the Security Trustee, or for any other loss, damage or misfortune which may occur in the execution by the Security Trustee of its duties hereunder, except for that arising from the Security Trustee's gross negligence, willful misconduct or bad faith.

            SECTION 4. Resignation and Removal. (a) The Security Trustee may resign and be discharged hereunder at any time, without cause, by giving at least thirty (30) days' notice of such resignation to the Obligor and each Beneficiary, such resignation to be effective on the date specified in the notice; provided, however that such resignation shall not be effective until a successor Security Trustee shall have been appointed pursuant to the provisions below. In addition, the Security Trustee may be removed at any time without cause by an instrument or concurrent instruments signed by the Required Beneficiaries, or by their attorneys-in-fact thereunto duly authorized, and delivered to each Beneficiary. In case of the resignation or removal of the Security Trustee, or if the Security Trustee shall otherwise become incapable of acting or shall be taken under the control of any public officer or officers or of a receiver appointed by a court, then a successor or successors may be appointed by the Required Beneficiaries; provided that, so long as no Default shall have occurred and be continuing, such successor or successors shall be reasonably acceptable to the Obligor. If such Required Beneficiaries shall fail to make such appointment prior to the date such resignation, removal or other incapacity is effective, then the Security Trustee or any registered Beneficiary may request a court of competent jurisdiction to appoint such successor to act until such time, if any, as a successor shall have been appointed as provided above. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by a successor Security Trustee appointed as above provided.

            (b) Upon the acceptance of any appointment as Security Trustee under this Security Trustee Agreement by a successor Security Trustee, such successor Security Trustee shall become vested with all the rights, remedies, duties, obligations and powers of such predecessor with like effect as if originally named herein as Security Trustee.

            (c) Any successor to the Security Trustee, however constituted, shall be a bank or trust company organized and existing under the laws of the United States of America or any state thereof or organized and having capital funds as of the date of appointment of such successor (as shown by its most recent financial statements distributed to its shareholders) aggregating at least US$500,000,000, if there shall be such a bank or trust company willing and legally qualified to accept and perform the trusts hereunder and the duties mentioned herein upon reasonable or customary terms.

            (d) Any Person into which the Security Trustee may be merged or with which it may be consolidated, any corporation resulting from any merger or consolidation or conversion to which the Security Trustee shall be a party or any corporation to which all or substantially all of the corporate trust business of the Security Trustee may be transferred (whether by operation of Law or otherwise), shall be the successor to the Security Trustee under this Security Trustee Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that notice of the same is given to each Beneficiary, and that any such Person meets the requirements set forth in Section 4(c).

            SECTION 5. Action by Security Trustee Upon Request of Beneficiaries.
(a) Upon the written request of the Required Beneficiaries, the Security Trustee shall give its consent to, or take, any action so requested or change under, in or in respect of the Engine Collateral or the Operative Documents.

            (b) The Security Trustee may decline to follow any such request if
(i) the Security Trustee shall receive an opinion of its counsel to the effect that such consent or such action or change may not lawfully be made or taken, or
(ii) the Security Trustee shall determine in good faith that such consent or such action or change would subject the Security Trustee to the risk of any personal liability or any expense, unless (in cases not involving criminal liability) any of the Beneficiaries can and do indemnify and hold the Security Trustee harmless, in form and amount reasonably satisfactory to the Security Trustee, from and against such liability or expense and provide the Security Trustee with sufficient funds to cover its expenses with respect to such action.

            (c) The Security Trustee shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note or other document or paper reasonably believed by it to be genuine and the Security Trustee shall not be obliged to make any investigation or inspection to verify the correctness or completeness of the facts stated in any of the foregoing papers or documents. In the administration of its duties under the Operative Documents, the Security Trustee may act directly or through its agents or attorneys and may consult with counsel, appraisers, engineers, accountants, and other skilled persons to be selected and employed by it, and the Security Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any thereof.

            SECTION 6. Security Trustee Entitled to Receive Opinion of Security Trustee's Counsel. The Security Trustee shall, before taking any action in respect of an Event of Default, be entitled to receive (if requested by the Security Trustee) at least five (5) days' prior notice of the action to be taken and of the form of the instruments involved and an opinion of Security Trustee's counsel, in form and substance satisfactory to the Security Trustee, stating the legal effect of such action, the steps necessary to be taken to consummate such action and that such action will not impair the security for the Beneficiaries in contravention of the provisions hereof, and such opinion shall be full protection to the Security Trustee in reliance thereon.

            SECTION 7. Compensation. The Security Trustee shall be entitled to reasonable compensation ratably from the Obligor for its services and reimbursement ratably by the Obligor for all proper disbursements of every sort and nature incurred by it, including reasonable fees and expenses of the Security Trustee's counsel and appraisers, engineers, accountants and other skilled persons properly employed by the Security Trustee, pursuant to terms hereof, the Operative Documents or in taking any action upon an Event of Default or in instituting, appearing in or defending any proceeding with respect thereto and for all other expenses incurred by it hereunder and for all taxes which may be assessed against the Security Trustee as such or against any funds on deposit with the Security Trustee and for all statutory penalties and other payments which the Security Trustee may be required to pay or make; provided, however, that the Security Trustee shall not be entitled to compensation or reimbursements if such disbursements are necessary as the result of the Security Trustee's own bad faith, gross negligence or willful misconduct.

            SECTION 8. Appointment of Security Co-Trustee(s). At any time or times, in order to comply with any legal requirement in any jurisdiction, the Security Trustee may, and if directed in writing by the Required Beneficiaries shall, appoint another bank or trust company or one or more other Persons, either to act as security co-trustee(s), jointly with the Security Trustee, or to act as separate security trustee(s) on behalf of the Beneficiaries. The Security Trustee shall be not personally liable by reason of any act or omission of any such security trustee(s) or security co-trustee(s), as the case may be, appointed under this Section 8, if the Required Beneficiaries have approved the appointment of such security trustee(s) or security co-trustee(s), as the case may be.

            SECTION 9. Trust Company Representations and Warranties. The Trust Company, in its individual capacity and not as Security Trustee, hereby represents and warrants to each Beneficiary that the following shall be true and correct on and as of the date first above written (unless otherwise specified):

            (a) Powers and Authorizations. It is a national banking association duly organized and validly existing in good standing under the laws of the United States and has full power and authority, in its individual capacity, to execute and deliver this Security Trustee Agreement and (assuming the due authorization, execution and delivery of this Agreement by the other parties hereto) perform its obligations hereunder. The execution, delivery and performance by the Security Trustee of the Operative Documents to which it is or will be a party have been duly authorized by all necessary action on its part and do not contravene the Charter or By-laws of the Security Trustee; and the Operative Documents to which the Security Trustee is or will be a party have been duly authorized, executed and delivered by the Security Trustee and constitute the legal, valid and binding obligations, enforceable against it in accordance with its terms. This Security Trustee Agreement and the other Operative Documents to which the Security Trustee is or will be a party, upon the due execution and delivery hereof, will constitute the legal, valid and binding obligations of the Security Trustee in its individual capacity, and the performance by the Security Trustee (in its individual or trust capacity, as the case may be) of any of its obligations hereunder and thereunder does not contravene any federal law or regulation or contractual restriction binding on or governing the banking or trust powers of the Security Trustee (in its individual or trust capacity, as the case may be);.

            (b) Pending Litigation. There are no pending (or, to the Security Trustee's knowledge, threatened) actions, suits, investigations or proceedings against or affecting it before any court, arbitrator, or administrative or governmental body which, individually or in the aggregate, if decided adversely to the interests of the Security Trustee would materially and adversely affect the ability of the Security Trustee, either in its individual capacity or as Security Trustee, as the case may be, to perform its obligations under this Security Trustee Agreement or any other Operative Document or which questions or would affect the legality or validity of this Security Trustee Agreement or such Operative Document; and

            (c) No Legal Bar. Neither the execution and delivery by the Security Trustee of this Security Trustee Agreement or any other Operative Document nor the consummation by the Security Trustee of any of the transactions contemplated hereby or thereby requires or will require the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any federal or governmental authority or agency governing its banking or trust powers.

            SECTION 10. Distributions. (a) Any time and from time to time, any Beneficiary may give notice to the Security Trustee substantially in the form of Annex A hereto.

            (b) Within 10 days following receipt by the Security Trustee of a notice from a Beneficiary substantially in the form of Annex A hereto, the Security Trustee shall send a notice to each Beneficiary substantially in the form of Annex B hereto.

            (c) Within 30 days of receipt of a notice from the Security Trustee substantially in the form of Annex B hereto each Beneficiary shall certify to the Security Trustee in writing the full amount then owing to such Beneficiary under any of the Operative Documents. The Security Trustee may rely on such certifications for the purposes of this Section 10.

            (d) Upon the occurrence of an Event of Default, after deducting all amounts owing to the Security Trustee for compensation, reimbursement of expenses and indemnity, including, without limitation, its reasonable compensation and expenses for the services of attorneys, servants and agents of Security Trustee properly engaged and employed (including compensation and expenses in connection with any appeal), the Security Trustee shall apply the moneys received by it in respect of any Engine Collateral arising from the exercise of the remedies set forth in the Mortgage, first, to the payment to the Beneficiaries of all amounts owing to the Beneficiaries under the applicable Operative Documents; provided that if the amount to be applied pursuant to this clause "first" is less than the sum of such amounts owing to the Beneficiaries, then the amount to be applied shall be applied in accordance with the instructions of the Required Beneficiaries; second, the excess, if any, to be held by the Security Trustee pursuant to the Mortgage until the Lien of the Mortgage shall have been terminated; and third, the excess, if any, to the Obligor.

            SECTION 11. Miscellaneous. (a) Survival. Except as otherwise expressly provided herein, the parties' obligations under this Security Trustee Agreement shall terminate upon the release of the Lien of the Mortgage.

            (b) Third Party Beneficiary. The Obligor shall be an express third party beneficiary to this Agreement to the extent the provisions or the Agreement by their terms confer upon the Obligor any right under this Agreement.

            (c) Notices. All notices, consents, directions, approvals, instructions, requests and other communications given to any party hereto shall be in writing to such party at the address set forth in Schedule 2 hereto or, in any such case, at such other address as such party shall designate by notice to each of the other parties hereto and may be personally delivered (including delivery by private courier services) or by telecopy (with a copy of such notice sent by private courier service for overnight delivery or by registered or certified mail), to the party entitled thereto, and shall be deemed to be duly given or made when delivered by hand unless such day is not a Business Day, in which case such delivery shall be deemed to be made as of the next succeeding Business Day or in the case of telecopy (with a copy of such notice sent by private courier service for overnight delivery or by registered or certified mail), when sent, so long as it was received during normal business hours of the receiving party on a Business Day and otherwise such delivery shall be deemed to be made as of the next succeeding Business Day.

            (d) Severability. If any provision hereof or the application thereof to any Person or circumstance shall be invalid, illegal or unenforceable, the remaining provisions or the application of such provision to Persons or circumstances other than those as to which it is invalid or enforceable, shall continue to be valid and enforceable.

            (e) Amendments, Etc. No amendment or waiver of any provision of this Security Trustee Agreement shall in any event be effective unless the same shall be in writing and signed by the Required Beneficiaries and the Security Trustee and, in the case of any amendment or waiver of Section 10, acknowledged by the Obligor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (f) Headings. The headings of Sections and subsections of this Security Trustee Agreement are for convenience only and shall not affect the meaning of this Security Trustee Agreement.

            (g) Benefit. The parties hereto and their permitted successors and assigns, but no others, shall be bound hereby and entitled to the benefit hereof.

            (h) Counterparts. The parties may sign this Security Trustee Agreement in any number of counterparts and on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

            (i) Governing Law and Jurisdiction; Waiver of Trial by Jury.

                  (i) THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  (ii) Each of the parties hereto, to the extent it may do so under Applicable Law, for purposes hereof and of all other Operative Documents hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

                  (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

            (j) Documents. Each of the parties hereto does hereby covenant and agree to perform and be governed and restricted by the Operative Documents to which it is a party and, subject to the terms and conditions thereof, to take or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable in connection therewith.

            IN WITNESS WHEREOF, the parties hereto have caused this Security Trustee Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        SECURITY TRUSTEE:

                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION,
                                        not in its individual capacity,
                                        except as expressly stated herein, but
                                        solely as Security Trustee

                                        By /s/ Michael D. Hoggan
                                           ------------------------------------
                                          Name: Michael D. Hoggan
                                          Title: Vice President

                                        BENEFICIARIES:

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Beneficiary

                                        By: /s/ Norman Liu
                                            -----------------------------------
                                           Name: Norman Liu
                                           Title: Vice President

                                        CASTLE HARBOUR LEASING INC.,
                                        as Beneficiary

                                        By: /s/ Norman Liu
                                            -----------------------------------
                                              Name: Norman Liu
                                              Title: Vice President

                                        POLARIS HOLDING COMPANY,
                                        as Beneficiary

                                        By: /s/ Norman Liu
                                            -----------------------------------
                                              Name: Norman Liu
                                              Title: Vice President

                                        AIRCRAFT SERVICES CORPORATION,
                                        as Beneficiary

                                        By: /s/ Norman Liu
                                            -----------------------------------
                                              Name: Norman Liu
                                              Title: Vice President

                                        CASTLE HARBOUR-I LIMITED-LIABILITY
                                        COMPANY, as Beneficiary

                                        By: /s/ Edward Sun
                                            -----------------------------------
                                              Name: Edward Sun
                                              Title: General Manager

                                        HELLER FINANCIAL LEASING, INC., as
                                        Beneficiary

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        HELLER EMX, INC., as Beneficiary

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        AFS INVESTMENTS XI, INC., as Beneficiary

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        POLARIS LEASING INTERNATIONAL, INC.,
                                        as Beneficiary

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        AFS INVESTMENTS XV LLC,
                                        as Beneficiary, by its member,
                                        AFS Investments XV, Inc.

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        AFS INVESTMENTS XLI LLC,
                                        as Beneficiary, by its member,
                                        AFS Investments XLI, Inc.

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        AFS INVESTMENTS XLII LLC,
                                        as Beneficiary, by its
                                        member, AFS Investments XLII, Inc.

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        AVIATION FINANCIAL SERVICES INC.,
                                        as Beneficiary

                                        By:   /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President

                                        PK AIRFINANCE S.A.R.L.,
                                        as Beneficiary

                                        By:   /s/ Michael Kriedberg
                                              ----------------------------------
                                              Name:  Michael Kriedberg
                                              Title: Director

                                                                      SCHEDULE 1

                                  BENEFICIARIES

1.  General Electric Capital Corporation

2.  Castle Harbour Leasing Inc.

3.  Polaris Holding Company

4.  Aircraft Services Corporation

5.  Castle Harbour-I Limited-Liability Company

6.  Heller Financial Leasing, Inc.

7.  Heller EMX, Inc.

8.  AFS Investments XI, Inc.

9.  Polaris Leasing International, Inc.

10. AFS Investments XV LLC

11. AFS Investments XLI LLC

12. AFS Investments XLII LLC

13. Aviation Financial Services Inc.

14. PK AirFinance S.A.R.L.

                                                                      SCHEDULE 2

                                 NOTICE DETAILS

If to the Security Trustee, to:

                  Wells Fargo Bank Northwest, National Association
                  MAC: U1228-120
                  299 South Main Street
                  12th Floor
                  Salt Lake City, Utah 84111
                  Attention: Corporate Trust Services

                  Telephone:        (801) 246-5630
                  Fax No.           (801) 246-5053
                  E-mail:           michael.hoggan@wellsfarg.com

If to any of the Beneficairies, to:

                  General Electric Capital Corporation
                  c/o GE Capital Aviation Services, Inc.
                  201 High Ridge Road
                  Stamford, CT  06927

                  Attention:        Customer Services
                  Telecopy:         (203) 357 3201
                  Email:            Nanotices@gecas.com

                                                                      Schedule 3

                                ENGINE COLLATERAL

ENGINE TYPE                            SERIAL NUMBER                      DATE OF MANUFACTURER
-----------                            -------------                      --------------------
 CFM56-3B2                                720601                                 Jan-87
 CFM56-3B2                                721179                                 Apr-85
 CFM56-3B1                                720772                                 May-88
 CFM56-3B1                                 72087                                 Jun-87
 CFM56-3B1                                721395                                 Dec-85
 RB211-535E4                               30503                                 Oct-84
 V2500-A1                                  V0089                                 Jul-89
 V2500-A1                                  V0340                                 Nov-93
 V2500-1                                   V0334                                 Aug-93
 V2527-A5                                 V10120                                 Jun-95
 V2527-A5                                 V10335                                 Feb-98
 V2527-A5                                 V10516                                 Dec-98
 V2527-A5                                 V10549                                 May-99
 V2527-A5                                 V10676                                 Dec-99
 V2527-A5                                 V10642                                 Sep-99
 V2527-A5                                 V10817                                 Aug-00
 V2524-A5                                 V10783                                 Dec-00

                                                                         Annex A

                                                                          [Date]

TO:

Wells Fargo Bank Northwest, National Association

                         Re: America West Airlines, Inc.

We refer to the Security Trustee Agreement [Engines] dated as of September 3, 2004 ("Security Trustee Agreement") between Wells Fargo Bank Northwest, National Association as Security Trustee and the persons named therein as Beneficiaries. Capitalized terms herein not defined shall have the same meanings as set forth in the Security Trustee Agreement.

The undersigned hereby (a) certifies to you that the undersigned is a Beneficiary and (b) requests you, pursuant to Section 10(a) of the Security Trustee Agreement, to send a notice to each Beneficiary substantially in the form of Annex B to the Security Trustee Agreement.

                                       [NAME OF BENEFICIARY]

                                       By_______________________________________
                                         Name:
                                         Title:

                                                                         Annex B

                                                                          [Date]

TO:

[Name of Beneficiary] ("Beneficiary")
[Address of Beneficiary]

                         Re: America West Airlines, Inc.

In our capacity as Security Trustee under the Security Trustee Agreement [Engines] dated as of September 3, 2004 ("Security Trustee Agreement") between Wells Fargo Bank Northwest, National Association, as Security Trustee, and the persons named therein as Beneficiaries (capitalized terms herein not defined shall have the same meanings as set forth in the Security Trustee Agreement) we hereby request that you certify to the undersigned in writing, within 30 days of receipt of this notice, the full amount owing to the Beneficiary under the Payment & Indemnity Agreement.

Such certification referred to above shall attach a copy of this letter and be sent to:

         WELLS FARGO BANK NORTHWEST,
         NATIONAL ASSOCIATION ("Security Trustee")

         [________________]
         Attention: [____________]
         (Telecopy No. [_________])

                                       WELLS FARGO BANK NORTHWEST,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity, except as expressly stated herein, but solely as Security Trustee

                                       By_______________________________________
                                         Name:
                                         Title: